SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 and 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):   April 9, 1998


                              Hallmark Properties, Inc.
          -----------------------------------------------------------------
                Exact Name of Registrant as Specified in its Charter)

               Colorado                   3-8819-D         84-1036901
          ------------------------     ------------      ------------------
          (State or other               (Commission       (I.R.S. Employer
          jurisdiction  of                 File  No.)        Identification
          No.)
          incorporation)


          7810 W.  70th Drive
          Arvada, Colorado                                    80004
          -----------------------------------------       -----------------
          (Address of Principal Executive Offices)           (Zip Code)


          Registrant's telephone number, including area code:(303) 901-4238


                                    Not Applicable
          -----------------------------------------------------------------
                 (Former Name, Former Address or Former Fiscal Year,
                             if Changed From Last Report)

          ITEM 1.  CHANGE IN CONTROL

               As of April 9, 1998 Louis Porter, then the president  and  a director of the registrant, and James Porter, then the vice-president, secretary and a director of the registrant, entered into a private transaction by which they sold to Miles Wynn and Robert Chester 35,000,000 shares of restricted Common Stock of the registrant held by Louis Porter and James Porter. Louis Porter and James Porter sold additional amounts of their shares of restricted Common Stock held by them to several other individuals, each of whom holds less than 5% of the outstanding shares of Common Stock; such individuals are not related to one another, to the knowledge of the registrant.

               Following the sale, to which transaction the registrant was not a party, Louis Porter and James Porter elected Miles Wynn and Karen Bejarano to be directors of the registrant. Thereafter, Miles Wynn became the president and Karen Bejarano became the secretary of the registrant. Mr. Wynn was the original founder and president of the registrant in 1986; Ms. Bejarano is his sister. For further information about Mr. Wynn and Ms. Bejarano, reference is made to the registrant's Form 10-KSB/A for fiscal year ended March 31, 1997, which is filed with the Commission on the same day this Form 8-K Report is filed.

               The purchasers acquired the shares with their own personal financial resources. The purchased shares are owned by the purchasers; there are no pledge arrangements in place or contemplated with respect to the purchased shares. There are no arrangements or understandings among members of the former and members of the new control groups and any of their associates, with respect to the election of directors (other than the election of Mr. Wynn and Ms. Bejarano, as disclosed above) or any other matters.

               As a result of the sale by the Porters, the security ownership of the registrant by its officers and directors, by its officers and directors as a group, and by persons holding 5% or more of its voting securities (the Common Stock) is as follows:

                                                Amount and
               Name and Address                 Nature of        Percent
               of Beneficial                    Beneficial       of
               Owner                            Ownership        Class
               -----------------                -----------      --------
               Karen J.  Bejarano*              -0-              -0-
               7810 W.  70th Drive
               Arvada, CO 80004

               Esther Entertainment, Inc.       21,500,000       51%
               4415 Cahita Court
               Denver, CO 80216

               Miles D.  Wynn*                  29,000,000(1)    69%
               4415 Cahita Court
               Denver, CO 80216

               Robert Chester                   6,000,000        14%
               1507 Macley Court
               Kelowna, BC, Canada V1Y 9L6

               Officers and directors           29,000,000       69%
               as a group (two persons)

          *Officers and directors.

          (1) Includes 7,500,000 shares owned directly, and 21,500,000 shares owned by Esther Entertainment, Inc., a private corporation controlled by Mr.. Wynn.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HALLMARK PROPERTIES, INC.


          Dated: May 26, 1998            By:    s/ Miles Wynn
                                             ------------------------------
          -
                                             MILES WYNN,
                                             President